AMENDMENT NO. 5 TO

CREDIT AGREEMENT

        This Amendment No. 5 (the “Amendment”) is entered into as of December 1, 2004, by and among Coachmen Industries, Inc. (the “Borrower”), the undersigned lenders (each a “Lender” and collectively, the “Lenders”) and JPMorgan Chase Bank, N.A. as successor to Bank One, Indiana, N.A., both as one of the Lenders and as Administrative Agent (the “Agent”) on behalf of itself and the other Lenders.

RECITALS:

        WHEREAS, the Borrower, the Agent and the Lenders are parties to that certain Credit Agreement dated as of June 30, 2003, as amended; and

        WHEREAS, Lenders and Borrower desire to amend the Credit Agreement as provided hereby.

        NOW, THEREFORE, in consideration of the premises herein contained and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement.

        Section 2.   Amendments. Effective on the date of the effectiveness of this Amendment pursuant to Section 4 below (the “Effective Date”), the Credit Agreement shall be amended as set forth in this Section 2.

        2.1   Amendments to Definitions.

The definition of “Alternative Line Commitment” is amended in its entirety to read as follows:

“Alternative Line Commitment” means the obligation of the Alternative Line Bank to make Alternative Line Loans up to a maximum principal amount of $15,000,000 at any one time outstanding through December 31, 2004, after which the maximum principal amount outstanding at any one time shall automatically reduce to $5,000,000.

        2.2   Amendments to Schedule I..  Schedule I to the Credit Agreement is amended in its entirety to read as set forth in Attachment 1 to this Amendment.

        Section 3. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Agent and each of the Lenders that the execution and delivery by the Borrower of this Amendment, and the performance by the Borrower of its obligations under the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”), (i) are within the powers of the Borrower, (ii)

have been duly authorized by proper organizational actions and proceedings, and such approvals have not been rescinded and no other actions or proceedings on the part of the Borrower are necessary to consummate such transaction, (iii) do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by any Governmental Authority, or if not made, obtained or given individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect and (iv) do not and will not conflict with any Requirements of Law or Contractual Obligation, except such that could not reasonably be expected to have a Material Adverse Effect, or with the certificate or articles of incorporation and by-laws or the operating agreement of the Borrower or any Subsidiary, and (c) that the Amended Credit Agreement is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, or similar laws affecting the enforcement of creditors’ rights generally).

        Section 4.   Effectiveness.   The amendments set forth in Section 2 above shall become effective on the date when the Agent shall have received the following, all in a form satisfactory to Agent:

      4.1.   Amendment.   Counterparts of this Amendment signed by the Borrower, and each of the Lenders.

        4.2   Guaranty.   Reaffirmation of each of the Subsidiary Guarantors and Supplemental Subsidiary Guarantors signed by such Guarantors in favor of the Lenders.

        4.3   Corporate Documents.   A certificate of the Secretary or an Assistant Secretary of the Borrower as to (a) resolutions of the Board of Directors of such entity authorizing the execution and delivery of this Amendment and the other documents contemplated hereby to which such entity is a party, (b) the incumbency and signatures of the officers of such entity which are to sign the documents referenced in clause (a) above, and (c) a certificate of existence certificate issued by the Indiana Secretary of State with respect to the Borrower.

        4.4   Other Documents.  Such other documents as the Agent shall reasonably request.

        Section 5.   Miscellaneous.

        5.1   Continuing Effectiveness, etc. The Amended Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness hereof, all references in the Credit Agreement and each other Loan Document to the “Credit Agreement” or similar terms shall refer to the Credit Agreement as modified hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of (i) any right, power or remedy of any Lender or the Agent under the Credit Agreement or any of the other Loan Documents, or, (ii) any Default or unmatured Default under the Credit Agreement.

        5.2   Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

        5.3   Expenses. The Borrower agrees to pay the reasonable costs and expenses of the Agent (including reasonable attorneys’ fees and charges) in connection with the negotiation, preparation, execution and delivery of this Amendment and the other documents contemplated hereby.

        5.4   Governing Law.  THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF INDIANA.

        5.5   Successors and Assigns.   This Amendment shall be binding upon the Borrower, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders and the Agent and their respective successors and assigns, as permitted by the provisions of the Amended Credit Agreement.

        5.6   Headings.   Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

        IN WITNESS WHEREOF, the Borrower, the Agent and each of the Lenders have caused this Amendment to be duly executed by its officers thereunder duly authorized as of the date first written above.

[SIGNATURE PAGES FOLLOW]

COACHMEN INDUSTRIES, INC. By: Name: Richard M. Lavers Title: Secretary
By: Name: Gary L. Near Title: Treasurer
JPMORGAN CHASE BANK, N.A. as successor to Bank One indiana, N.A., as a Lender, as the LC Issuer and as Adminstrative Agent By: Name: Kurt E. Meibeyer Title: First Vice President
NATIONAL CITY BANK OF INDIANA, as a Lender By: Name: Title:
1st SOURCE BANK, as a Lender By: Name: Title:

4

Attachment 1

FOURTH AMENDED SCHEDULE I
LENDER COMMITMENTS

REVOLVING LOAN COMMITMENTS

Lender	Revolving Loan Commitment	% of Aggregate Revolving Loan Commitment[1]

Bank One, Indiana, N.A	$ 13,850,000	46.16%

National City Bank	$ 8,075,000	26.92%

1st Source Bank	$ 8,075,000	26.92%

Total	$ 30,000,000	100%

ALTERNATIVE LINE COMMITMENTS

Lender	Alternative Line Loan Commitment	% of Aggregate Alternative Line Loan Commitment

Bank One, Indiana, N.A	$ 15,000,000[2]	100%

Total	$ 15,000,000[2]	100%

FACILITY LC'S

Lender	Facility LC	% of Aggregate Facility LC's3

Bank One, Indiana, N.A	$ 4,513,877.49	53.86%

National City Bank	$ 1,933,441.39	23.07%

1st Source Bank	$ 1,933,441.39	23.07%

Total	$ 8,380,760.27	100%

TERM LOAN COMMITMENTS

Lender	Term Loan Commitment	% of Aggregate Term Loan Commitments[4]

Bank One, Indiana, N.A	$ 4,039,500	53.86%

National City Bank	$ 1,933,441.39	23.07%

1st Source Bank	$ 1,730,250	23.07%

Total	$ 7,500,000	100%

1 and such Lender’s Revolving Loan Pro Rata Share
2 through December 31, 2004, after which the Alternative Line Commitment will reduce to $5,000,000
3 and such Lender’s Pro Rata Share
4 and such Lender’s Term Loan Pro Rata Share

REAFFIRMATION OF
SUBSIDIARY GUARANTORS

        The undersigned have executed and delivered to Bank One, Indiana, N.A., as Administrative Agent (the “Agent”) a Subsidiary Guaranty dated as of June 30, 2003 (the “Guaranty”). The undersigned hereby acknowledge receipt of that certain Amendment No. 5 to Credit Agreement of even date herewith among Coachmen Industries, Inc. (“Borrower”) and the Agent and Lender parties thereto (the “Amendment”) which amends the Credit Agreement dated as of June 30, 2003 by and among Borrower, Agent and the Lenders from time to time parties thereto (the “Credit Agreement”), and accepts and agrees to be bound by the terms thereof, ratifies and confirms all obligations under the Guaranty, and agrees that the Guaranty shall continue in full force and effect upon the effectiveness of the Amendment.

Acknowledged and Agreed to this ____ day of December, 2004.

ALL AMERICAN HOMES OF INDIANA, LLC
COACHMEN RECREATIONAL
VEHICLE COMPANY, LLC
GEORGIE BOY MANUFACTURING, LLC
COACHMEN RECREATIONAL
VEHICLE COMPANY OF GEORGIA, LLC
ALL AMERICAN HOMES OF IOWA, LLC
ALL AMERICAN HOMES OF KANSAS, LLC
ALL AMERICAN HOMES OF NORTH CAROLINA, LLC
ALL AMERICAN HOMES OF OHIO, LLC
MILLER BUILDING SYSTEMS, INC.
MOD-U-KRAF HOMES, LLC

By: _______________________________________ Name: Richard M. Lavers Title: Secretary

By: _______________________________________ Name: Gary L. Near Title Treasurer

REAFFIRMATION OF
SUPPLEMENTAL SUBSIDIARY GUARANTORS

        The undersigned have executed and delivered to Bank One, Indiana, N.A., as Administrative Agent (the “Agent”) a Subsidiary Guaranty of Supplemental Guarantors dated as of June 30, 2004 (the “Guaranty”). The undersigned hereby acknowledge receipt of that certain Amendment No. 5 to Credit Agreement of even date herewith among Coachmen Industries, Inc. (“Borrower”) and the Agent and Lender parties thereto (the “Amendment”) which amends the Credit Agreement dated as of June 30, 2003 by and among Borrower, Agent and the Lenders from time to time parties thereto, as previously amended, (the “Credit Agreement”), and accepts and agrees to be bound by the terms thereof, ratifies and confirms all obligations under the Guaranty, and agrees that the Guaranty shall continue in full force and effect upon the effectiveness of the Amendment.

Acknowledged and Agreed to this ____ day of December, 2004.

SHASTA INDUSTRIES, LLC VIKING RECREATIONAL VEHICLES, LLC COLFAX COUNTRY RV, LLC

By: _______________________________________ Name: Richard M. Lavers Title: Secretary

By: _______________________________________ Name: Gary L. Near Title Treasurer